UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2013

Carey Watermark Investors Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54263 (Commission File Number)	26-2145060 (IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY (Address of Principal Executive Offices)	10020 (Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Determination of Estimated Net Asset Value Per Share

On December 12, 2013, Carey Watermark Investors Incorporated (“we,” “our” and “CWI”) announced that our estimated gross net asset value (“NAV”) as of September 30, 2013 is approximately $609 million, or $10.24 per share of common stock, based on shares outstanding at November 30, 2013. The estimated NAV was calculated by Carey Lodging Advisors, LLC, CWI’s external advisor (the “advisor”), relying in part on appraisals of the fair market value of our real estate portfolio at September 30, 2013 provided by PKF Consulting USA, LLC (“PKF”) and estimates of the fair market value of our mortgage debt at the same date provided by Robert A. Stanger & Co., Inc. (“Stanger”), each of which is an independent consultant and service provider to the real estate industry. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to the advisor) and our other net assets and liabilities at September 30, 2013. The estimate produced by this calculation was then rounded to the nearest $0.01 on a per share basis. The per share estimated NAV will be further adjusted to $9.00 by the Stock Dividend, as discussed further below.

The table below sets forth the material items included in the calculation of our estimated NAV. A summary of the methodologies used by PKF and Stanger, as well as the assumptions and limitations of their work for us, follows the table.

	Appraised Real Estate Value	$799,900,000
(less)	Fair Market Value of Property Debt	422,003,234
(less)	Estimated Corporate-Level Disposition Expenses(1)	2,799,650
(plus)	Other Net Tangible Assets(2)	245,029,595
(less)	Estimated Liquidation Stage Fees	11,094,084
	Estimated Net Asset Value	$609,032,627
	Shares Outstanding(3)	59,489,066
	Estimated NAV Per Share(4)	$10.24

(1) These expenses are in addition to asset-level disposition expenses included in the Appraised Real Estate Value.

(2) Comprised substantially of cash.

(3) Based on shares outstanding as of November 30, 2013.  Does not reflect the Stock Dividend (discussed further below).

(4) Rounded to nearest $0.01.

Appraised Real Estate Value

Summary of Methodology

PKF appraised our real estate portfolio using the income approach of valuation, specifically a discounted cash flow analysis, as well as the sale comparison approach. The income method is a customary valuation method for income-producing properties, such as hotels. While PKF was engaged to appraise the fair market value of our real estate portfolio in the aggregate, the appraisal was based on an analysis of each hotel property in our real estate portfolio. In performing this analysis, PKF reviewed hotel property level information provided by our advisor and CWA, LLC (the “subadvisor”), including: property operating data, prior appraisals as available, franchise agreements, management agreements, agreements governing the ownership structure of each property and other property level information. In addition, PKF (a) discussed each hotel in our real estate portfolio with our advisor and subadvisor; (b) conducted an inspection of each hotel; and (c) reviewed information from a variety of sources about market conditions for each of our hotels.

After completing the reviews described above, PKF developed a multi-year discounted cash flow analysis for each hotel based on a review of the historical property operating statements for the trailing two years,  a review of the 2013 forecasts, as well as estimating occupancy, average daily room rate, revenues and expenses for each hotel based on an analysis of market demand. In addition, PKF determined an estimated residual value of each hotel in the final year of the discounted cash flow analysis by estimating the next year’s net operating income and capitalizing that income at a capitalization rate indicative of the location, quality and type of the hotel.  PKF made deductions for capital expenditures based on discussions with the subadvisor, their review of each property’s improvements and estimates of reserves for replacement going forward.

The discount rates and residual capitalization rates used to value our real estate portfolio were applied on a hotel-by-hotel basis, and were selected based on several factors, including industry surveys, discussions with industry professionals, hotel type, franchise, location, age, current room rates, and other factors deemed appropriate. The discount rates applied to the estimated net operating cash flow projection of each hotel property ranged from approximately 9% to 11%, with an average of approximately 10.2%. The residual capitalization rates applied to the hotel properties ranged from approximately 7% to 9%, with an average of approximately 8.2%.

Conclusion as to our Real Estate Portfolio Value

The result of the analysis outlined above was then adjusted where appropriate to reflect our economic ownership interest in each hotel. Based on the analyses outlined above, and subject to the assumptions and limitations below, the “as is” market value of our real estate portfolio as of September 30, 2013 was approximately $799,900,000. The resulting imputed capitalization rate based on the estimated net operating income of our portfolio for the twelve month period following the valuation date was approximately 7%.

Assumptions and Limitations

The appraisal is subject to certain assumptions and limiting conditions, including: (i) PKF assumes no responsibility for matters of a legal nature affecting any of the hotels in our real estate portfolio and title to each property is assumed to be good and marketable and each hotel property is assumed to be free and clear of all liens unless otherwise stated; (ii) the appraisal assumes (a) responsible ownership and competent management of each hotel property, (b) no hidden or unapparent conditions of any hotel property’s subsoil or structure that would render such property more or less valuable, (c) full compliance with all applicable federal, state and local zoning, access and environmental regulations and laws, and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which PKF’s opinion of value contained in the appraisal is based; (iii) the information upon which PKF’s appraisal is based has been provided by or gathered from sources assumed to be reliable and accurate, including information that has been provided to PKF by our advisor and subadvisor, and PKF is not responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, exhibits and other factual matters; (iv) any necessary repairs or alterations to any hotel property in our real estate portfolio are assumed to be completed in a workmanlike manner; (v) the physical condition of the property improvements are based on representations by us and PKF assumes no responsibility for the soundness of structural members or for the condition of mechanical equipment, plumbing or electrical components; (vi) PKF has made no survey of the hotel properties in the portfolio and has assumed that there are no soil, drainage or environmental issues that would impair its opinion of value; (vii) any projections of income and expenses included in the appraisal and the valuation parameters utilized are not predictions of the future; rather, they are PKF’s best estimate of current market thinking as of the valuation date relating to future income and expenses and PKF makes no warranty or representation that any such projections will materialize; (viii) PKF’s opinion of value represents normal consideration for our portfolio sold unaffected by special terms, services, fees, costs, or credits incurred in a transaction; (ix) the existence of hazardous materials, which may or may not be present at any hotel property, was not disclosed to PKF by our advisor or subadvisor, and PKF has no knowledge of the existence of such materials on or in any hotel property, nor is PKF qualified to detect such hazardous substances and PKF assumes no responsibility for the detection or existence of such conditions as such considerations are not within the scope of PKF’s engagement; (x) PKF has assumed that each hotel property is free of any negative impact with regard to the Environmental Cleanup Responsibility Act or any other environmental problems or with respect to non-compliance with the Americans with Disabilities Act (the “ADA”)

and no investigation has been made by PKF with respect to any potential environmental or ADA problems as such investigation is not within the scope of PKF’s engagement; and (xi) PKF’s opinions of value do not reflect any potential premium or discount a potential buyer may assign to an assembled portfolio of properties or to a group of properties in a particular local market.

Fair Value of Debt

Summary of Methodology

Stanger performed a valuation of our property-level debt by reviewing available market data for comparable liabilities and applying selected discount rates to the stream of future debt payments. The discount rates were selected based on several factors including U.S. Treasury, London Interbank Offered Rate and Euro Interbank Offered Rate yields as of the valuation date, as well as loan specific items such as loan-to-value ratios, debt service coverage ratios, collateral property location, age and type (i.e. full-service, limited service, etc.), prepayment terms, and maturity and loan origination date. The discount rates ranged from 1.01% to 5.75% with a weighted average of approximately 4.39%.

Conclusion as to Value of Debt

Based on the analysis described above, and subject to the assumptions and limitations discussed below, Stanger determined the aggregate fair market value of our property-level debt to be approximately $422,003,234, as of September 30, 2013.

Assumptions and Limitations

Stanger’s valuation of the property-level debt is subject to certain assumptions and limiting conditions, including: (i) Stanger has relied upon the most recent appraised value of the collateral property as provided by W. P. Carey, Inc. (the ultimate parent company of our advisor) and has assumed that such value estimate approximates the market value of the collateral property at or around the valuation date; (ii) Stanger has relied upon the most recent operating statements provided to us by W. P. Carey and has assumed that such operating statements materially represents the current net operating income of the collateral property at or around the valuation date; (iii) Stanger has been provided with loan documents and/or loan summaries, loan payment schedules and other factual loan information by W. P. Carey and has relied upon and assumed that such information is correct in all material respects and no warranty is given by Stanger as to the accuracy of such information; (iv) Stanger has been provided with descriptive information concerning the collateral properties and has assumed such information is correct and materially representative of the property’s condition as of the valuation date; (v) no investigation has been made of, and no responsibility is assumed for legal matters including title or encumbrances and title to the collateral property is assumed to be good and marketable and the collateral property is assumed to be free and clear of liens (other than the mortgage being valued), easements, encroachments and other encumbrances unless otherwise stated in our report, and all improvements are assumed to lie within property boundaries; (vi) information furnished by others, upon which all or portions of Stanger’s value opinion is based is believed to be reliable, but has not been verified and no warranty is given as to the accuracy of such information; (vii) it is assumed that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, or national government or private entity or organization have been, or can readily be obtained, or renewed for any collateral property use on which the collateral property value proved to Stanger is based; (viii) full compliance with all applicable federal, state and local zoning, use, occupancy, environmental, the Americans with Disabilities Act and similar laws and regulations is assumed; (ix) no responsibility is taken for changes in market conditions and no obligation is assumed to revise Stanger’s opinion of value to reflect events or conditions which occur subsequent to the valuation date hereof; (x) responsible ownership and competent property management are assumed for all collateral properties; (xi) all mortgages are assumed to be salable, transferable or assumable between parties and are further assumed not to be in default; and (xii) it is assumed that there are no hidden or unapparent conditions of the collateral property, subsoil, or structures that are not otherwise considered in the property appraised value conclusions provided to Stanger that would affect property value and no responsibility is assumed for such conditions. Stanger’s opinion of the property-loan value was predicated on the above assumptions.

Determination of Initial Offering Price for Follow-On Public Offering; Payment of Stock Dividend

On October 25, 2013, we filed a registration statement on Form S-11 covering the offer and sale of up to $350 million of shares of our common stock from time to time in a follow-on public offering (the “Follow-On Offering”) and up to $300 million of shares of our common stock pursuant to our distribution reinvestment program (“DRIP”). The initial offering price per share of our common stock in the Follow-On Offering (the “Initial Offering Price”) will be $10.00. After deducting selling commissions, the net proceeds per share sold in the Follow-On Offering will be $9.00. In order to facilitate equivalent treatment of the shares of our common stock issued in our initial public offering (in which shares were also sold at an initial offering price of $10.00 and a net price of $9.00) and our Follow-On Offering with respect to redemption prices under our redemption program and the reporting of performance metrics on a per share basis, the Registration Statement contemplates the payment of a pro rata stock dividend on shares outstanding prior to the commencement of the Follow-On Offering, which is intended to equalize the net value of our common stock issued before and during the Follow-On Offering.

Accordingly, on December 12, 2013, our board of directors authorized the payment of a dividend (the “Stock Dividend”) of 0.1375 shares of our common stock on each share of our common stock outstanding as of the close of business on December 16, 2013. We expect that the Stock Dividend will be paid on or about December 19, 2013.  The Stock Dividend will have the effect of increasing the total number of outstanding shares of our common stock from approximately 59.5 million shares to approximately 67.7 million shares immediately following the Stock Dividend. As a result of the increase in the number of outstanding shares of our common stock, the Stock Dividend will also have the effect of adjusting the estimated NAV per share of our common stock from $10.24 per share, based on shares outstanding at November 30, 2013, to $9.00 per share on a pro forma basis after giving effect to the Stock Dividend (the “Adjusted NAV”). The $9.00 Adjusted NAV is equivalent to the net proceeds per share sold in the Follow-On Offering, and the net proceeds per share sold in our initial public offering.

Declaration of Distributions for the Fourth Quarter 2013 and the First Quarter 2014

On December 12, 2013, our board of directors approved the declaration (reflecting the expected payment of the Stock Dividend on December 19, 2013) of: (i) a quarterly distribution of $0.1375 per share for the fourth quarter of 2013, payable in cash on or about January 15, 2014 to stockholders of record on December 31, 2013; and (ii) a daily distribution of $0.0015277 per share for the first quarter of 2014, payable in cash on or about April 15, 2014 to stockholders of record on each day during the first quarter.

Amendment and Restatement of Distribution Reinvestment Plan

On December 12, 2013, our board of directors approved an amendment and restatement of our DRIP to clarify that the reinvestment price during the Follow-On Offering will be $9.50 per share, which is a discount of 5% to the Initial Public Offering Price. The amendment will be effective beginning with the fourth quarter 2013 dividend payable on or about January 15, 2014. A copy of the amended and restated DRIP is attached as Exhibit 4.1 hereto.

Deferral of Redemptions Under our Amended and Restated Redemption Plan

On December 12, 2013, our board of directors approved a deferral to January 2014 of redemptions of shares of our common stock under our amended and restated redemption plan that would have otherwise occurred during December 2013. This deferral was approved in order to correspond with our Follow-On Offering and the establishment of the Initial Offering Price, which will serve as the basis for the redemption price under the program.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in our filings with the Securities and Exchange Commission (the “SEC”), including but not limited to those described in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on March 12, 2013. Except as required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.             Description

4.1                           Amended and Restated Distribution Reinvestment Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer

Date:  December 13, 2013